UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2006

NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32421 (Commission File Number)	91-1671412 (I.R.S. Employer Identification No.)

10700 Parkridge Boulevard, Suite 600 Reston, Virginia (Address of principal executive offices)	20191 (Zip Code)
Registrant’s telephone number, including area code: (703) 390-5100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Amendment to the Current Report on Form 8-K filed on March 1, 2006 is filed by the registrant to amend and restate Item 5.02 in its entirety in order to reflect that the Board of Directors of the registrant, at its April 26, 2006 meeting, appointed John Donovan to serve on the Nominating Committee of the Board of Directors.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On February 14, 2006, the Board of Directors of NII Holdings, Inc. elected John Donovan as a new director. Mr. Donovan has been assigned to serve on the Nominating Committee of the Board of Directors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC. (Registrant)
Dated: May 2, 2006	By:	/s/ Robert J. Gilker
Robert J. Gilker
Vice President, General Counsel and Secretary